SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

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☒           Definitive Proxy Statement

☐           Definitive Additional Materials

☐           Soliciting Material Under Rule 14a-12

SI DIAMOND TECHNOLOGY, INC.
(Name of Registrant as Specified in its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SI Diamond Technology, Inc.
3006 Longhorn Blvd., Suite 107, Austin, TX 78758
Phone (512) 339-5020, Fax (512) 339-5021, WWW.SIDIAMOND.COM

May 12, 2003

Dear Shareholders,

The year 2002 was met with many challenges at SI Diamond Technology, Inc. ("SIDT") as we navigated through a difficult economic environment. Although downsizing the company to its core competencies in nanotechnology was a painful process, the start of 2003 has already proven the strategy to be vital for our future growth.

Our future is now predicated upon our vast patent portfolio and intellectual property that has been built and developed over the past seven years. Our largest expenditures have been and will continue to be monies spent to strengthen our IP – especially in the field of nanotechnology.

Given the strength of our patent portfolio and combined with the restructuring of the company, our business model is now very simple – to sign development contracts which turn into license agreements for up front fees, and more importantly, royalty payments. Given the drastic reduction in our burn rate, we have put ourselves in position to be profitable on development fees alone.

We have already established ourselves as having the dominant patent portfolio in any application where carbon nanotubes are used as a source of electron emission. This is demonstrated by the size and nature of the companies that are choosing to sign development and licensing contracts with us.

Obviously we believe the future of nanotechnology is huge. The question is which of the applications have commercial viability in a reasonable time frame. At SIDT, we are focused on applications we believe will be in commercial production within the next one to five years. For this reason, it is important for us to continue to align ourselves with the leaders in various industries.

I want to thank the many shareholders that have stuck with us through thick and thin. My goal is to reward your patience by increasing shareholder value with significant royalty contracts that ensure a highly profitable business for years to come.

Kindest regards,

Marc W. Eller
Chairman and Chief Executive Officer
SI Diamond Technology, Inc.

NOTICE OF 2003 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 10, 2003

To Our Shareholders:

You are cordially invited to attend the 2003 Annual Meeting of Shareholders of SI Diamond Technology, Inc. (the "Company" or "SI Diamond") at the Renaissance – Austin Hotel, 9721 Arboretum Boulevard, Austin, Texas 78759, on Tuesday, June 10, 2003 at 10:00 a.m., Central Daylight Time. At the 2003 Annual Meeting, shareholders will consider and act on the following matters described in more detail in the accompanying proxy statement:

  To elect two Class I Directors to serve a one year term until the Company’s 2004 annual meeting or until their successors are elected.

  To elect three Class II Directors to serve a two year term until the Company’s 2005 annual meeting or until their successors are elected.

  To elect two Class III Directors to serve a three year term until the Company’s 2006 annual meeting or until their successors are elected.

  To approve a proposal to amend the Company’s Amended and Restated Articles of Incorporation to change the Company’s name from SI Diamond Technology, Inc. to Nano-Proprietary, Inc.

  To ratify the appointment of Sprouse & Anderson, L.L.P. as the Company’s independent public accountants for the fiscal year ending December 31, 2003.

  To transact such other business as may properly be presented at the meeting or any adjournments thereof.

Our Board of Directors unanimously recommends a vote FOR Items 1, 2, 3, 4, and 5 described above.

Our Board of Directors has fixed May 8, 2003, as the "record date" for determining shareholders entitled to notice of and to vote at the 2003 Annual Meeting. Only shareholders of record as of the record date will be entitled to notice of and to vote at the 2003 Annual Meeting or any adjournment thereof.

For entry to the 2003 Annual Meeting, each shareholder may be asked to present valid picture identification, such as a driver’s license. Shareholders holding stock in brokerage accounts ("street name" holders) will need to bring a copy of a brokerage statement reflecting stock ownership as of the record date. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

For ten days before the date of the 2003 Annual Meeting, a complete list of the shareholders entitled to vote at the meeting will be available for examination by any shareholder for any purpose relating to the meeting during ordinary business hours at the Company’s executive offices at 3006 Longhorn Boulevard, Suite 107, Austin, Texas 27601.

By Order of the Board of Directors /s/ Marc W. Eller Marc W. Eller Chairman and Chief Executive Officer

Date: May 12, 2003

WHETHER OR NOT YOU EXPECT TO ATTEND THE 2003 ANNUAL MEETING OF SHAREHOLDERS IN PERSON, PLEASE COMPLETE, DATE, SIGN, AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED PREPAID ENVELOPE AS PROMPTLY AS POSSIBLE TO ENSURE YOUR REPRESENTATION AT THE 2003 ANNUAL MEETING OF SHAREHOLDERS. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE 2003 ANNUAL MEETING OF SHAREHOLDERS. IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE (I.E., “STREET NAME”), YOU WILL NEED TO OBTAIN FROM SUCH BROKER, BANK OR OTHER NOMINEE AND BRING TO THE MEETING A PROXY ISSUED IN YOUR NAME, AUTHORIZING YOU TO VOTE THE SHARES.

SI DIAMOND TECHNOLOGY INC.
2003 ANNUAL MEETING OF SHAREHOLDERS
 TO BE HELD ON JUNE 10, 2003

Appendix A	Form of the Articles of Amendment to Change the Company’s Name From SI Diamond Technology, Inc. to Nano-Proprietary, Inc.
Appendix B	Audit Committee Charter

SI DIAMOND TECHNOLOGY, INC.
3006 Longhorn Boulevard, Suite 107
Austin, Texas 78758

PROXY STATEMENT

This proxy statement contains information and is furnished in connection with the solicitation by the Board of Directors of SI Diamond Technology, Inc., a Texas corporation (the “Company”), of proxies for use at the 2003 Annual Meeting of Shareholders of the Company to be held on Tuesday, June 10, 2003, at the Renaisance - Austin Hotel, 9721 Arboretum Boulevard, Austin, Texas 78759 at 10:00 a.m., Central Daylight Time, and at any adjournment of the 2003 Annual Meeting. This proxy statement and accompanying proxy card are first being mailed to shareholders on or about May 12, 2003.

QUESTIONS AND ANSWERS ABOUT THE 2003 ANNUAL MEETING

Q:	WHAT IS THE PURPOSE OF THE 2003 ANNUAL MEETING?

A:	At the 2003 Annual Meeting, shareholders will act upon the matters outlined in the Notice of 2003 Annual Meeting of Shareholders on the cover page of this proxy statement, including:

  the election of two Class I Directors to serve a one year term until the Company’s 2004 annual meeting or until their successors are elected;

  the election of three Class II Directors to serve a two year term until the Company’s 2005 annual meeting or until their successors are elected;

  the election of two Class III Directors to serve a three year term until the Company’s 2006 annual meeting or until their successors are elected;

  a proposal to amend the Company’s Amended and Restated Articles of Incorporation to change the Company’s name from SI Diamond Technology, Inc. to Nano-Proprietary, Inc.; and

  the ratification of the appointment of Sprouse & Anderson, L.L.P. as the Company’s independent public accountants for the fiscal year ending December 31, 2003.

We are not aware of any other matters to be presented at the 2003 Annual Meeting; however, the holders of the proxies will vote in their discretion on any other matters properly presented.

In addition, our management will report on the current operations of the Company and respond to questions from shareholders.

Q:	WHY AM I RECEIVING THIS PROXY STATEMENT AND PROXY CARD?

A:	We sent you this proxy statement and the enclosed proxy card because the Board of Directors of the Company is soliciting your proxy to vote your shares at the 2003 Annual Meeting. This proxy statement summarizes information that we are required to provide to you under the rules of the Securities and Exchange Commission ("SEC") and is designed to assist you in voting.

Q:	WHEN AND WHERE WILL THE SPECIAL MEETING BE HELD?

A:	The 2003 Annual Meeting will be held at the Renaissance - Austin Hotel, 9721 Arboretum Boulevard, Austin, Texas 78759 on Tuesday, June 10, 2003, at 10:00 a.m., Central Daylight Time.

Q:	WHO IS ENTITLED TO NOTICE OF AND TO VOTE AT THE 2003 ANNUAL MEETING?

A:	Our Board of Directors has fixed the close of business on May 8, 2003, as the “record date” for the determination of shareholders who are entitled to notice of the 2003 Annual Meeting and who are entitled to vote at that meeting. Only those shareholders who owned shares of the Company’s common stock as of the record date are entitled to notice of and to vote at the 2003 Annual Meeting.

Q:	WHAT ARE THE VOTING RIGHTS OF THE COMPANY’S SHAREHOLDERS?

A:	The holders of our common stock will vote on all matters to be acted upon at the 2003 Annual Meeting.

Q:	HOW MANY SHARES CAN VOTE?

A:	As of May 1, 2003, we had 84,124,636 outstanding shares of common stock and approximately 325 beneficial shareholders of record of such stock. Every shareholder is entitled to one vote for each share of the Company’s common stock held by such shareholder on the record date.

Q:	HOW DO I VOTE AND WHO WILL VOTE MY PROXY?

A:	If you properly complete, sign and return the accompanying proxy card, it will be voted as you direct. Marc W. Eller, the Chairman of our Board of Directors and Chief Executive Officer, and Douglas P. Baker, our Chief Financial Officer, the persons named as proxies on the proxy card accompanying this proxy statement, will vote each properly executed and returned proxy as indicated on the directions of the returned proxy. If no direction is indicated, the proxy will be voted in accordance with the recommendations of our Board of Directors contained in this proxy statement. Mr. Eller and Mr. Baker were selected by our Board of Directors to serve in this capacity.

Even if you plan to attend the 2003 Annual Meeting, your plans may change, so it is a good idea to complete, sign and return your proxy card in advance of the 2003 Annual Meeting. “Street name” shareholders who wish to vote at the 2003 Annual Meeting will need to obtain a proxy form from the institution that holds their shares. If you attend the 2003 Annual Meeting you will, of course, be allowed to vote in person.

Q:	CAN I VOTE BY TELEPHONE OR ELECTRONICALLY?

A:	The Company has not established procedures to allow telephone or electronic voting through the Internet. We may do so for future shareholder meetings if we determine that the added convenience to our shareholders would justify the additional costs associated with these voting methods. At this time, if you are a record holder, you may vote only by returning a properly executed proxy card or by voting in person at the 2003 Annual Meeting. If you hold your shares in a brokerage account or in “street name”, your brokerage may have established procedures for telephone or electronic voting.

Q:	WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

A:	It means that you have multiple accounts at the transfer agent and/or with stockbrokers. Please sign and return all proxy cards to ensure that all of your shares are voted.

Q:	CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

A:	Yes. Even after you have submitted your proxy, you may revoke the proxy and you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a written notice of revocation or duly executed proxy bearing a later date or by attending the meeting and voting the shares in person. No such notice of revocation or later-dated proxy, however, will be effective until received by our Corporate Secretary at or prior to the meeting. Unless the proxy is revoked, the shares represented by the proxy will be voted at the meeting or any adjournment of the meeting. The giving of the proxy does not affect the right to vote in person should you attend the meeting, although attendance at the meeting will not by itself revoke a previously granted proxy.

Q:	WHAT IS A "QUORUM"?

A:	The presence at the 2003 Annual Meeting of at least a majority of the outstanding shares of our common stock as of the record date, whether present in person or by proxy, will constitute a "quorum." A quorum must be present at the 2003 Annual Meeting to permit the conduct of business. If you submit a properly executed proxy card, even if you abstain from voting, then you will be considered part of the quorum.

If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some or all of the matters to be acted upon at the 2003 Annual Meeting. If you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such “broker non-votes” will be counted to determine whether there is a quorum.

Q:	WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

A:	Election of Directors (Proposals 1, 2 and 3). The nominees for election for each respective Class of the Board of Directors receiving the highest number of affirmative votes will be elected as members of the Company’s Board of Directors. Votes withheld from any director are counted for purposes of determining the presence of a quorum but have no other legal effect under Texas law.

Change in Name (Proposal 4). Approval of the proposal to amend our Amended and Restated Articles of Incorporation to change the name of the Company requires the affirmative vote of a majority of our issued and outstanding shares of common stock.

Ratification of Independent Auditors (Proposal 5). Approval of the proposal to ratify the selection of Sprouse & Anderson, L.L.P. as the Company’s independent auditors for the fiscal year ending December 31, 2003, requires the affirmative vote of a majority of the votes present and voting at the 2003 Annual Meeting.

For the proposals scheduled to be voted upon at the 2003 Annual Meeting, “withheld” votes on Directors, abstentions and shares held by a broker that the broker fails to vote (broker non-votes”) are all counted to determine whether there is a quorum, but are not counted for or against the matters being considered. Accordingly, abstentions and broker non-votes will both have the effect of negative votes on each of Proposals 4 and 5.

Q:	HOW WILL VOTES BE COUNTED?

A:	Donald T. Locke, our outside legal counsel, will act as election inspector and in that capacity will tabulate the votes cast in person or by proxy at the 2003 Annual Meeting and will determine whether or not a quorum is present. The election inspector will treat abstentions as shares that are present and entitled to vote to determine the presence of a quorum but as unvoted to determine the approval of any matter submitted to the shareholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter but will be counted for purposes of determining the presence of a quorum.

Q:	WHAT ARE OUR BOARD OF DIRECTORS’ RECOMMENDATIONS?

A:	Unless you give other instructions on your proxy card, the person named above as proxies will vote in accordance with the recommendations of our Board of Directors. Our Board of Directors’ recommendations are set forth together with the description of each item in this proxy statement. In summary, our Board of Directors recommends a vote:
  For the approval of the two Directors nominated for Class I;
  For the approval of the three Directors nominated for Class II;
  For the approval of the two Directors nominated for Class III;

  For the approval of the amendment to the Company’s Amended and Restated Articles of Incorporation to change the Company’s name from SI Diamond Technology, Inc. to Nano-Proprietary, Inc.; and
  For the ratification of Sprouse & Anderson, L.L.P. as the Company’s independent accountants for the Company’s fiscal year ending December 31, 2003.
With respect to any other matter that properly comes before the 2003 Annual Meeting, the proxy holder(s) will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

Q:	WHO IS PAYING THE COST FOR THIS PROXY SOLICITATION AND HOW IS THE SOLICITATION PROCESS BEING CONDUCTED?

A:	The Company will pay all the costs of this proxy solicitation. We do not anticipate that the costs and expenses incurred in connection with this proxy solicitation will exceed those normally expended for a proxy solicitation relating to the matters to be voted on at this 2003 Annual Meeting. We will, upon request, reimburse brokers, banks and similar organizations for out-of-pocket and reasonable clerical expenses incurred in forwarding proxy material to their principals.

In addition to the solicitation of proxies by use of the mails, our directors and employees may also solicit proxies in person, by telephone or by other electronic means of communication. None of our directors or employees will receive additional compensation for any such solicitation.

Q:	DO I HAVE DISSENTER’S RIGHTS?

A:	No. The taking of the actions proposed at the 2003 Annual Meeting will not entitle any shareholder to dissent and demand a right of appraisal or payment for its shares under the Texas Business Corporation Act.

Q:	WHEN ARE THE SHAREHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING OF SHAREHOLDERS DUE?

A:	All shareholder proposals to be considered for inclusion in our proxy statement for the Company’s 2004 annual meeting must be received by February 11, 2004. The submitted proposals must be in compliance with applicable laws and regulations and follow the procedures prescribed in the SEC’s Rule 14a-8 to be considered for possible inclusion in the proxy materials. Proposals must be submitted in writing to:

       SI Diamond Technology, Inc.        3006 Longhorn Boulevard        Suite 107        Austin, Texas 78758        Attn : Douglas P. Baker                 Chief Financial Officer

Q:	HOW DO I OBTAIN MORE INFORMATION ABOUT THE COMPANY?

A:	We file annual, quarterly and special reports and other information with the SEC. Copies of these reports may be obtained on our website at www.sidiamond.com. You may also read and copy any of these documents at the Commission’s public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the Commission at 1-800-SEC-0330 for further information on the public reference room. Copies of this material may be obtained by mail at prescribed rates from the Public Reference Section of the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. You may read and download the filings of the Company over the Internet at the Commission’s website at http://www.sec.gov. You may also request copies by contacting our Chief Financial Officer at (512) 339-5020 or c/o of the Company at 3006 Longhorn Boulevard, Suite 107, Austin, Texas 78758. Our common stock is listed on the NASDAQ Over-the-Counter Bulletin Board under the symbol “SIDT.”

BENEFICIAL OWNERSHIP

The following table sets forth, as of May 1, 2003, certain information regarding beneficial ownership of our common stock by: (i) each of our directors, (ii) each Named Executive Officer, as such term is defined in the regulations of the SEC, (ii) all directors and executive officers as a group and (iii) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of our common stock. As of May 1, 2003, we had 84,124,636 shares of common stock issued and outstanding.

Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission and includes generally voting power and/or investment power with respect to securities. Shares of common stock subject to options currently exercisable or exercisable within 60 days of May 1, 2003, are deemed outstanding for purposes of computing the percentage beneficially owned by the person holding the options but are not deemed outstanding for purposes of computing the percentage beneficially owned by any other person. The persons and entities named in the table have sole voting power and sole investment power of the shares reflected by their names, except as otherwise noted.

Unless otherwise specified, the address for each beneficial owner is c/o SI Diamond Technology, Inc., 3006 Longhorn Boulevard, Suite 107, Austin, Texas 78758.

Name and Address of Beneficial Owner(1)	Shares Owned Beneficially(2)	Percent of Shares of Common Stock Outstanding

Marc W. Eller	421,796	*
Dr. Zvi Yaniv	1,586,000	1.85%
Douglas P. Baker	539,500	*
Charles C. Bailey	143,333	*
Ronald J. Berman	1,133,722	1.34%
Eddie Lee	41,667	*
Dr. Robert Ronstadt	0	*
David R. Sincox	515,000	*

All Executive Officers and Directors as a Group (8 persons) (12)	4,381,018	5.02%

_____________________________________________
*	Represents beneficial ownership of less than one percent (1%) of common stock.
(1)	Based upon information supplied by officers and directors and filings under Section 16 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act").
(2)	Included in the amounts indicated are shares that are subject to options exercisable within sixty (60)-days of March 11, 2003 pursuant to Rule 13d-3(d)(1) of the Exchange Act. The number of such shares are 41,667 for Mr. Lee; 390,000 for Mr. Sincox; 514,383 for Mr. Berman; 1,550,000 for Mr. Yaniv; 143,333 for Mr. Bailey; 530,000 for Mr. Baker; and 3,169,636 for the Directors and executive officers as a group.

ELECTION OF CLASS I DIRECTORS
(Proposal 1 on Proxy)

The number of Directors authorized by the Company’s Bylaws, as amended, is currently fixed at seven. The Company’s Board is separated into three classes. A shareholder may not cast votes for more than two nominees to Class I of the Board of Directors. The Directors to be elected to Class I at the 2003 Annual Meeting of Shareholders are to be elected to hold office until the 2004 annual meeting or until their successors have been appointed or elected and qualified.

The Company’s nominees for election at the 2003 Annual Meeting to Class I of the Board of Directors are Charles C. Bailey and David R. Sincox. If a nominee declines to serve or becomes unavailable for any reason (although the Board of Directors knows of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominee as the Board of Directors may designate.

Vote Required

If a quorum is present and voting at the 2003 Annual Meeting, the two nominees for Class I of the Board of Directors receiving a plurality or the highest number of affirmative votes will be elected as members of the Company’s Board of Directors. Votes withheld from any director are counted for purposes of determining the presence of a quorum but have no other legal effect under Texas law.

Board Recommendation

Our Board of Directors unanimously recommends that the shareholders vote FOR the election of each of the nominees to Class I of the Board of Directors, which is designated as Proposal No. 1 on the enclosed proxy card.

Nominees

The following table sets forth the name and age of each nominee for Class I Director of the Company at the 2003 Annual Meeting, the principal occupation of each during the past five years, and the period during which each has served as Director of the Company. Each nominee is currently serving as a Director of the Company.

Name	Principal Occupation During Past Five Years	Age	Director Since
Charles C. Bailey	Mr. Bailey has been an attorney in private practice since 1995. Prior to that Mr. Bailey had a 20-year career in government. Positions held include Assistant Criminal District Attorney and Chief Prosecutor in Lubbock County, Texas; General Counsel for the Texas Department of Public Safety; Assistant General Counsel for Governor Bill Clements; and Director of Legal Services and Franchise Taxes for the Texas State Comptroller’s Office. His last position with the state of Texas, from 1993 to 1995, was Executive Assistant and General Counsel to Lt. Governor Bob Bullock.	54	November 1999
David R. Sincox	From 1987 through 2000, Mr. Sincox served as the Vice President of Administration of Ref-Chem Construction Corporation, an engineering and construction firm. Since January 2001, Mr. Sincox has been President of Clear Lake Business Services, Inc. a consulting firm. Mr. Sincox is also a member of the Board of Directors of Maxim Bank.	64	October 1994

ELECTION OF CLASS II DIRECTORS
(Proposal 2 on Proxy)

A shareholder may not cast votes for more than three nominees to Class II of the Board of Directors. The Directors to be elected to Class II at the 2003 Annual Meeting of Shareholders are to be elected to hold office until the 2005 annual meeting or until their successors have been appointed or elected and qualified.

The Company’s nominees for election at the 2003 Annual Meeting to Class II of the Board of Directors are Eddie Lee, Dr. Robert Ronstadt, and Dr. Zvi Yaniv. If a nominee declines to serve or becomes unavailable for any reason (although the Board of Directors knows of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominee as the Board of Directors may designate.

Vote Required

If a quorum is present and voting at the 2003 Annual Meeting, the three nominees for Class II of the Board of Directors receiving a plurality or the highest number of affirmative votes will be elected as members of the Company’s Board of Directors. Votes withheld from any director are counted for purposes of determining the presence of a quorum but have no other legal effect under Texas law.

Board Recommendation

Our Board of Directors unanimously recommends that the shareholders vote FOR the elections of each of the nominees to Class II of the Board of Directors, which is designated as Proposal No. 2 on the enclosed proxy card.

Nominees

The following table sets forth the name and age of each nominee for Class II Director of the Company at the 2003 Annual Meeting, the principal occupation of each during the past five years, and the period during which each has served as Director of the Company. Each nominee is currently serving as a Director of the Company.

Name	Principal Occupation During Past Five Years	Age	Director Since
Eddie Lee	Mr. Lee is Chairman and CEO of Pacific Northern, Inc., a Company that he founded in 1987. Pacific Northern, Inc. is the largest visual display company serving the retail jewelry industry.	40	October 2001
Dr. Robert Ronstadt	Dr. Ronstadt became special advisor to the Chancellor of Boston University in January 2003. Prior to that, from 1998 to 2002, he was director of the IC2 Institute at the University of Texas in Austin and the J. Marion West Chair of Constructive Capitalism. Dr. Ronstadt was a professor of entrepreneurship at the Pepperdine University School of Business Management from 1992 to 1998.	61	January 2003
Dr. Zvi Yaniv	Dr. Zvi Yaniv has served as the Company’s President and Chief Operating Officer since July 29, 1996. Dr. Yaniv has degrees in physics, mathematics, and electro-optics as well as a Ph.D. in Physics. Prior to joining the Company, in May 1996, Dr. Yaniv operated a consulting practice and previously was President and CEO of Optical Imaging Systems Inc., a supplier of flat panel color liquid crystal displays to the avionics and defense industries.	57	July 1996

ELECTION OF CLASS III DIRECTORS
(Proposal 3 on Proxy)

A shareholder may not cast votes for more than two nominees to Class III of the Board of Directors. The Directors to be elected to Class III at the 2003 Annual Meeting of Shareholders are to be elected to hold office until the 2006 annual meeting or until their successors have been appointed or elected and qualified.

The Company’s nominees for election at the 2003 Annual Meeting to Class III of the Board of Directors are Ronald J. Berman and Marc W. Eller. If a nominee declines to serve or becomes unavailable for any reason (although the Board of Directors knows of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominee as the Board of Directors may designate.

Vote Required

If a quorum is present and voting at the 2003 Annual Meeting, the two nominees for Class III of the Board of Directors receiving a plurality or the highest number of affirmative votes will be elected as members of the Company’s Board of Directors. Votes withheld from any director are counted for purposes of determining the presence of a quorum but have no other legal effect under Texas law.

Board Recommendation

Our Board of Directors unanimously recommends that the shareholders vote FOR the elections of each of the nominees to Class III of the Board of Directors, which is designated as Proposal No. 3 on the enclosed proxy card.

Nominees

The following table sets forth the name and age of each nominee for Class III Director of the Company at the 2003 Annual Meeting, the principal occupation of each during the past five years, and the period during which each has served as Director of the Company. Each nominee is currently serving as a Director of the Company.

Name	Principal Occupation During Past Five Years	Age	Director Since
Ronald J. Berman	Mr. Berman co-founded BEG Enterprises, Inc. with Marc W. Eller and was its President from 1989 until 1998. Mr. Berman currently is President of R.J. Berman Enterprises, Ltd., a real estate development company, Inergi Fitness, and Walkers Warehouse. Mr. Berman earned a Juris Doctor degree in 1980 from the University of Detroit. Prior to 1989, Mr. Berman was an attorney in private practice.	46	May 1996
Marc W. Eller	Marc W. Eller has served as the Company’s Chief Executive Officer since July 29, 1996 and is the Company’s Chairman of the Board. Prior to becoming Chief Executive Officer, Mr. Eller was involved in commercial real estate investment and in investment banking activities for publicly traded companies. Mr. Eller has a B.A. degree in Economics.	47	November 1995

BOARD AND COMMITTEE MEETINGS

During the fiscal year ended December 31, 2002 (the “Last Fiscal Year”), the Board of Directors held 12 meetings. The Board of Directors has an Audit Committee, a Compensation Committee, and an Executive Committee. The Board of Directors does not have a nominating committee or a committee performing the functions of a nominating committee.

During the Last Fiscal Year, the Company’s Audit Committee met 3 times. The Audit Committee’s current members are David R. Sincox, and Charles C. Bailey. The Audit Committee reviews the Company’s auditing, accounting, financial reporting, and internal control functions and makes recommendations to the Board of Directors for the selection of independent accountants. In addition, the Audit Committee monitors the quality of the Company’s accounting principles and financial reporting, as well as the independence of and the non-audit services provided by the Company’s independent accountants. The Audit Committee discusses with the auditors their independence and obtains at least annually the auditors’ written statement describing their independent status.

During the Last Fiscal Year, the Compensation Committee met 7 times. The Compensation Committee’s current members are Eddie Lee and Ronald J. Berman. The Compensation Committee determines, reviews, approves, and reports to the Board of Directors on all elements of the compensation for the Company’s executive officers, including salaries, bonuses, stock options, benefits, and other compensation arrangements.

The Executive Committee’s current members are Marc W. Eller and Dr. Zvi Yaniv. This committee meets on an ad hoc basis as necessary.

During the Last Fiscal Year, no Directors attended fewer than seventy-five percent (75%) of the aggregate of the total number of meetings of the Board of Directors held during the period they served as Directors and the total number of meetings held by the committees of the Board of Directors during the period that they served on any such committees of the Board of Directors.

EXECUTIVE COMPENSATION

The following table sets forth the total cash compensation paid or to be paid, as well as certain other compensation paid or accrued, for services rendered during the fiscal years ended December 31, 2002, 2001 and 2000 by the Chief Executive Officer and all executive officers whose total annual salary and bonus exceeded $100,000 for the fiscal year ended December 31, 2002 (the "Named Executive Officers"):

Summary Compensation Table

		Annual Compensation(1)			Long-Term Compensation

Name and Principal Position	Year	Salary($)	Bonus($)	Other Annual Compensation($)	Securities Underlying Options(#)	All Other Compensation($)

Marc W. Eller,	2002	$148,333	$150,000	-0-	-0-	-0-
Chief Executive Officer(2)	2001	$150,000	-0-	-0-	-0-	-0-
	2000	$170,833	-0-	-0-	230,000	-0-

Zvi Yaniv, President and	2002	$181,667	-0-	$6,877	-0-	-0-
Chief Operating Officer(3)	2001	$150,000	-0-	$5,789	-0-	-0-
	2000	$170,833	-0-	$3,205	230,000	-0-

Douglas P. Baker, Chief	2002	$140,833	$45,000	-0-	100,000	-0-
Financial Officer(4)	2001	$120,000	-0-	-0-	750,000	-0-
	2000	$132,500	-0-	-0-	80,000	-0-

Gerard Shroepfer, Chief	2002	$200,000	-0-	-0-	625,000	$200,000
Executive Officer, EBT(5)	2001	-0-	-0-	-0-	-0-	-0-
	2000	-0-	-0-	-0-	-0-	-0-

______________________

(1)	No Named Executive Officers received perquisites that exceeded in value the lesser of $50,000 or 10% of such officers’ salary and bonus. Dr. Yaniv was provided an auto allowance or use of a Company owned automobile valued at $5,302 in 2002, and $3,205 in 2001 and 1999. In 2001, Dr. Yaniv received a non-interest bearing advance in the amount of $150,000 from the Company. This transaction is described in greater detail in Item 12. “Certain Relationships and Related Transactions”. Dr. Yaniv received a benefit of $2,584 related to imputed interest on this transaction in 2001 and $1,575 in 2002.
(2)	In 2002, Mr. Eller was awarded a bonus. Only $80,000 of this bonus was paid in 2002. The remainder was deferred until such time as cash flow permits payment of the remaining $70,000, as to be determined by the Board of Directors. At the beginning of 2002, Mr. Eller’s salary was at an annualized rate of $150,000. Effective November 1, 2002, his salary was voluntarily reduced to an annualized rate of $140,000.
(3)	At the beginning of 2002, Dr. Yaniv’s salary was at an annualized rate of $150,000. Effective March 1, 2002, his base salary was adjusted to an annualized rate of $200,000. Effective November 1, 2002, his salary was voluntarily reduced to an annualized rate of $140,000.
(4)	At the beginning of 2002, Mr. Baker’s salary was at an annualized rate of $120,000. Effective March 1, 2002, his base salary was adjusted to an annualized rate of $150,000. Effective November 1, 2002, his salary was voluntarily reduced to an annualized rate of $125,000.(5)Mr. Shroepfer commenced employment as CEO of EBT on March 1, 2002 at an annualized base salary rate of $400,000. He terminated employment August 31, 2002. Under the terms of his contract, he was due severance equal to six months pay. The $200,000 included in the other annual compensation for Mr. Shroepfer relates to this severance. A total $33,333 of this severance was paid in 2002 and the remainder is due in 2003.Employment Agreements

(5)	Mr. Shroepfer commenced employment as CEO of EBT on March 1, 2002 at an annualized base salary rate of $400,000. He terminated employment August 31, 2002. Under the terms of his contract, he was due severance equal to six months pay. The $200,000 included in the other annual compensation for Mr. Shroepfer relates to this severance. A total $33,333 of this severance was paid in 2002 and the remainder is due in 2003.

Employment Agreements

The Company entered into an employment agreement with Dr. Zvi Yaniv, its president and chief operating officer in 1996. The agreement has been modified both verbally and in writing numerous times since that original agreement. It currently calls for an annual base salary of $140,000 and a vehicle allowance in the amount of $1,000 per month. The agreement can be terminated by either party, with or without cause, with 30 days notice. If the agreement is terminated by the Company without cause, the Company may be obligated to pay severance of up to nine months salary.

The Company entered into an employment agreement with Mr. Gerard Shroepfer, the chief executive officer of its EBT subsidiary, effective March 1, 2002. The agreement called for an annual base salary of $400,000, an option award of 1.5 million options vesting over three years, and additional potential option awards based on performance of up to 1.0 million options. Mr. Shroepfer’s contract also called for six months severance if it was terminated for any reason other than cause and obligated the Company to nominate Mr. Shroepfer to the SI Diamond Board of Directors. Mr. Schroepfer became a board member in March 2002. The employment agreement was terminated August 31, 2002. Upon termination, Mr. Schroepfer received 625,000 of the options specified in his contract and $200,000 in severance. A total of $33,333 of this severance was paid in 2002 and the remainder is due in 2003.

Option Grants in Last Fiscal Year

SI Diamond has an Amended and Restated 1992 Employee Stock Option Plan, which may be used to grant employees, including officers of SI Diamond, incentive stock options designed to qualify under Section 422 of the Internal Code of 1986, or non-qualified stock options. In 2002, SI Diamond established the 2002 Equity Compensation plan, which may be used to grant employees, including officers of SI Diamond, incentive stock options designed to qualify under Section 422 of the Internal Code of 1986, or non-qualified stock options. The following table sets forth information concerning stock-option grants to the Named Executive Officers in 2002.

Name	Number of Securities Underlying Options Granted (#)(1)(2)	Percent of Total Options Granted to Employees in Fiscal Year 2002	Exercise or Base Price ($/sh)	Expiration Date

Gerard Schroepfer	1,500,000 (4)	61.82%	$0.65	8/31/2004
	125,000 (4)	5.15%	$0.65	8/31/2004

Douglas P. Baker	100,000 (3)	4.12%	$0.58	2/12/2012

_________________

(1)	Under the terms of SI Diamond’s Amended and Restated 1992 Stock Option Plan and the 2002 Equity Compensation Plan, the Compensation Committee of the SI Diamond Board of Directors retains discretion, subject to plan limits, to modify the terms of outstanding options and to reprice the options.
(2)	The options were granted for a term of ten (10) years, subject to earlier termination in certain events related to termination of employment.
(3)	These options became exercisable in full on the date of the grant in 2002.
(4)	The 1,500,000 grant was to vest quarterly over a 3-year period. Mr. Schroepfer terminated employment on August 31, 2002 and under the terms of his employment contract, a total of 500,000 options were vested and the remaining 1,000,000 options were cancelled on that date. The grant of 125,000 options were performance based options included in Mr. Schroepfer’s contract. These options were fully vested upon their date of grant.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

The following table sets forth certain information concerning (i) the exercise of stock options by each of the Named Executive Officers during the last fiscal year and (ii) the number and intrinsic value of the options held by the Named Executives Officers at December 31, 2002. Year-end values are based on the closing price of $0.17 per share of the common stock on December 31, 2002, on the NASDAQ OTC Bulletin Board System. They do not reflect the actual amounts, if any, which may be realized upon the future exercise of remaining stock options and should not be considered indicative of future stock performance.

Name	Shares Acquired on Exercise	Value Realized	Number of Unexercised Securities Underlying Options at December 31, 2002 Exercisable/ Unexercisable	Value of Unexercised In-the-Money Options at December 31, 2002 Exercisable/ Unexercisable
Marc W. Eller	0	0	0 / 0	$0 / $0
Dr. Zvi Yaniv	0	0	1,550,000 / 0	$0 / $0
Douglas P. Baker	230,000	10,000	530,000 / 0	$0 / $0
Gerard Schroepfer	0	0	625,000 / 0	$0 / $0

DIRECTOR COMPENSATION FOR 2002

Name(1)	Director Compensation Meeting Fees ($)(2)	Security Grants in 2002 Number of Securities Underlying Options (#)(3)
David R. Sincox	$1,050	50,000
Philip C. Shaffer	$1,150	50,000
Ronald J. Berman	$1,450	50,000
Eddie Lee	$900	41,667
Charles C. Bailey	$1,100	50,000
Adam Dunayer	$800	29,167

_________________

(1)          Directors who are also executives of SI Diamond are not listed in the above table. They do not receive compensation as Directors. Refer to the Summary Compensation Table for information concerning their compensation. Mr. Shaffer retired from the Board of Directors on September 1, 2002.

(2)          All Directors receive $150 per board meeting or committee meeting attended in person, and $50 per telephonic meeting. Reasonable expenses incurred by each Director in connection with his duties as a Director are also reimbursed by SI Diamond. This amount is not reflected in the above table.

(3)          All of SI Diamond’s outside Directors participate in the Amended and Restated 1992 Outside Directors Stock Option Plan and the 2002 Equity Compensation Plan, under which SI Diamond may grant stock options to any Director who is not a full time salaried employee of the Company. On December 31, 2002, each Director was granted an automatic grant of 50,000 options under the 2002 Equity Compensation Plan at a price of $0.34. All grants in 2002 became exercisable in full on the date of the grant. Grants for Mr. Lee and Mr. Dunayer were prorated based on a partial year of service.

All of the Directors have retained the right to pursue additional business activities that are not competitive with the business of SI Diamond, and do not adversely affect their performance as Directors. If, as and when conflicts of interest arise, the nature of the conflict must be fully disclosed to the Board of Directors, and the person who is subject to the conflict must abstain from participating in any decision that may impact on his conflict of interest. Except for this disclosure and abstention policy, the Directors will not be in breach of any fiduciary duties owed to SI Diamond or the shareholders by virtue of their participation in such additional business activities.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

Equity Compensation Plans Not Approved by the Shareholders of the Company	Number of Securities to be Issued Upon the Exercise of Outstanding Options	Weighted-average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans(3)
	(a)	(b)	(c)
1992 Employee Plan (1)	3,956,172	$0.87	-
1992 Outside Directors Plan(2)	647,716	$0.98	-
1998 Directors and Officers Plan	1,100,000	$0.44	-
2002 Equity Compensation Plan	1,042,917	$0.62	3,957,083
Total	6,746,805	$0.77	3,957,083

_________________

(1)	The 1992 Employee Plan was originally approved by shareholders and authorized 3.0 million shares. The plan was subsequently amended twice by the Board to increase the authorized number of shares and is therefore classified as a plan not approved by our shareholders.
(2)	The 1992 Outside Directors Plan was originally approved by shareholders and authorized 500,000 shares. The plan was subsequently amended by the Board to increase the authorized number of shares and is therefore classified as a plan not approved by our shareholders
(3)	This column excludes securities reflected in column (a)

There are no equity compensation plans approved by shareholders at the present time.

The 1992 Employee plan was created in 1992 for the purpose of granting incentive or non-qualified stock options to employees of, or contractors for, the Company. A total of 6.5 million shares were authorized under the plan. All options granted under this plan were priced at the fair market value of our common stock on the date of grant and have a life of ten (10) years from their date of grant, subject to earlier termination as set forth in such plan. The plan expired in 2002; however, options granted prior to such plan’s expiration remain exercisable for the life of the options.

The 1992 Outside Directors’ Plan was established in 1992 for the purpose of granting non-qualified options to non-employee Directors of the Company. A total of 1.0 million options were authorized under the plan. All options granted under this plan were priced at the fair market value of our common stock or greater on the date of grant and have a life of ten (10) years from their date of grant, subject to earlier termination as set forth in such plan. The plan expired in 2002; however, options granted prior to such plan’s expiration remain exercisable for the life of the options.

In 1998, the Company’s Board of Directors established the 1998 Directors’ and Officers Plan to award non-qualified options to Officers and Directors. All options granted under this plan were priced at the fair market value of our common stock or greater on the date of grant and have a life of ten (10) years from their date of grant, subject to earlier termination as set forth in such plan. A total of 2.5 million options were granted under this plan; however no options remain available for granting under this plan.

In 2002, the Company’s Board of Directors established the 2002 Equity Compensation Plan for the purpose of granting incentive or non-qualified stock options to employees or directors of the Company. All options granted under this plan were priced at the fair market value of our common stock or greater on the date of grant and have a life of ten (10) years from their date of grant, subject to earlier termination as set forth in such plan. A total of 5,000,000 options were authorized under this plan, which is still in effect.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities of Exchange Act of 1934 requires SI Diamond’s officers, and Directors, and persons who beneficially own more than 10 % of a registered class of SI Diamond’s common stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and NASDAQ. Officers, Directors, and beneficial owners of more than 10% of SI Diamond’s common stock are required by the Securities and Exchange Commission regulations to furnish SI Diamond with copies of all Section 16(a) forms that they file.

Based solely on review of the copies of such reports furnished to us, or written representations that no reports were required, we believe that for the period from January 1, 2002 through December 31, 2002, all Officers, Directors, and greater than 10% beneficial owners complied with all Section 16(a) filing requirements applicable to them.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Set forth below is a report submitted by the Company’s Audit Committee describing the Company’s financial and accounting management policies and practices. The Audit Committee is composed of two directors who are independent within the meaning of NASD Rule 4200(a)(14). The Audit Committee operates under a written charter adopted by the Audit Committee on January 16, 2003, a copy of which is attached as Appendix B to this Proxy Statement. The Audit Committee among other things:

  recommends to the Board of Directors which firm to engage as the Company’s independent auditors and reviews the independent auditors’ compensation, terms of engagement and independence;
  meets with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year;
  reviews the results of each independent audit;
  considers, with the independent auditors and the Company’s Chief Financial Officer, its senior internal auditing executive, the adequacy of the Company’s internal financial controls;
  considers major changes and other major questions of choice regarding appropriate auditing and accounting principles and practices to be followed when preparing the Company’s financial statements;
  reviews the procedures employed by the Company in preparing published financial statements and related management commentaries; and
  meets periodically with management to review the Company’s major financial risk exposures.

In this context, the Audit Committee hereby reports as follows:

  it has reviewed and discussed the audited financial statements with the Company’s management;

  it has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as may be modified or supplemented;
  it has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, as may be modified or supplemented; and
  it has discussed with the independent auditors their independence.

 Based on such review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS Charles C. Bailey David R. Sincox

AUDIT AND RELATED FEES

 Audit Fees

The aggregate fees billed to the Company by Sprouse & Anderson, L.L.P. for the audit of the Company’s annual financial statements for the Last Fiscal Year and for the review of the financial statements included in its quarterly reports on Form 10-QSB for the Last Fiscal Year totaled $96,975.

Financial Information Systems and Implementation Fees.

The Company did not incur or pay any fees to Sprouse & Anderson, L.L.P. and Sprouse & Anderson, L.L.P. did not provide any services related to our financial information systems or their implementation.

 All Other Fees

There were no fees billed to the Company by Sprouse & Anderson, L.L.P. for services rendered to the Company during the Last Fiscal Year, other than the services described above under “Audit Fees.”

As of the date of this Proxy Statement, the Company’s current policy is to not engage Sprouse & Anderson, L.L.P. to provide, among other things, bookkeeping services, appraisal or valuation services, or internal audit services. The policy provides that the Company engage Sprouse & Anderson, L.L.P. to provide audit, tax, and other assurance services, such as review of SEC reports or filings.

 The Audit Committee considered and determined that the provision of the services other than the services described under “Audit Fees” is compatible with maintaining the independence of the independent auditors.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In October 1998, EBT entered into a Patent Assignment and Royalty Agreement with Advanced Technology Incubator, Inc., (“ATI”) a corporation based in Austin, Texas and owned by Dr. Zvi Yaniv, the Company’s President and Chief Operating Officer. Under the terms of the agreement, ATI agreed to assign U.S. Patent No. 5,469,187 related to certain LCD technology to EBT in exchange for an initial payment of $200,000. In addition, ATI is entitled to receive a royalty of 5% of gross revenue related to products using this patent. EBT intends to use this technology in the development of its next generation display products. EBT may terminate this assignment at any time upon 30 days written notice to ATI. The assignment may be terminated by ATI if, within two years of the first sale or lease of a display unit using this technology, cumulative royalty payments under the agreement have not totaled $500,000, or if payments do not equal $500,000 in any one-year period following this initial two-year period. If the assignment is terminated by ATI, EBT will be granted a non-exclusive worldwide license to use the technology under terms similar to those contained in this agreement.

ATI had the right to terminate this agreement if the initial payment was not received by February 15, 1999. This date was extended in a series of quarterly extensions that allowed the extension in exchange for a partial payment to be applied against the initial amount due. A total of $50,000 in payments were made in 1999, $37,500 in 2000 and the remaining $112,500 in 2001. There have been no sales or leases of display units using this technology, therefore the two year period that could result in minimum payments being due has not yet started.

In July 2001, the Company made a non-interest bearing advance to Dr. Zvi Yaniv, the Company’s President and Chief Operating Officer in the amount of $150,000. A total of $87,500 of this was repaid to the Company in December 2001 by offsetting it against the remaining amount due on the previously described Patent Assignment and Royalty Agreement with ATI. The remaining $62,500 is outstanding as of December 31, 2002. While there are no fixed repayment terms, the Company expects repayment in 2003. In addition, the Company advanced Dr. Yaniv approximately $1,714 in April 2002 for the down payment on an automobile lease. This advance is being repaid at a rate of $47.52 per month over a period of 36 months. In June 2002, the Company advanced Dr. Yaniv $1,850 to purchase a ticket for his spouse to accompany him on a trip. Dr. Yaniv was going to reimburse the Company for the cost of his spouse’s ticket, however the trip was cancelled. Dr. Yaniv will reimburse the Company at the time the ticket is ultimately used. All of these loans to Dr. Yaniv were made prior to the prohibition of such loans by the Sarbannes-Oxley Act and are, as such, grandfathered under the act. The Company has adopted a policy prohibiting all future loans to officers.

AMENDMENT OF AMENDED AND RESTATED ARTICLES OF INCORPORATION TO CHANGE THE
COMPANY’S NAME FROM SI DIAMOND TECHNOLOGY, INC. TO NANO-PROPRIETARY, INC.
(Proposal 4 on Proxy)

Our Board of Directors has approved, subject to shareholder approval, an amendment to our articles of incorporation, as amended and restated, to change the name of the Company from SI Diamond Technology, Inc. to Nano-Proprietary, Inc. The text of the proposed amendment to the articles of incorporation is set forth in Appendix A to this proxy statement.

Purpose of the Name Change

The Company’s focus has been on developing nanotechnology. The Company believes that the name Nano-Proprietary, Inc. better reflects the business operations of the Company. The name change proposal, if approved by our shareholders, would have the effect of changing the legal name of the Company. If the name change is not approved, the Company’s legal name will continue to be SI Diamond Technology, Inc.

Effects of the Name Change

The change in the Company’s name will not affect the status of the Company or the rights of any shareholder in any respect, or the transferability of stock certificates presently outstanding. The currently outstanding share certificates evidencing shares of the Company’s securities bearing the name SI Diamond Technology, Inc. will continue to be valid and represent shares of Nano-Proprietary, Inc. following the name change. In the future, new share certificates will be issued bearing the new name, but this in no way will affect the validity of your current share certificates.

If the proposal is approved by the shareholders, the name change will become effective upon the filing of the amended articles of incorporation with the Secretary of State of the State of Texas. The Company intends to file the amended articles of incorporation promptly after the shareholders approve the name change. The Company would seek a change in the trading symbol of the Company’s common stock as soon as practicable following shareholder approval of the proposal.

Vote Required Vote

Approval of the amendment to the certificate of incorporation to change the Company’s name requires the affirmative vote of a majority of our issued and outstanding shares of common stock.

Recommendation of the Board of Directors

Our Board of Directors unanimously recommends that the shareholders vote FOR the proposal to amend our articles of incorporation to change the Company’s name to Nano-Proprietary, Inc., which is designated as Proposal No. 4 on the enclosed proxy card.

RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS
(Proposal 5 on Proxy)

The Board of Directors has selected Sprouse & Anderson, L.L.P. as the independent public accountants of the Company for the fiscal year ending December. 31, 2003. Sprouse & Anderson, L.L.P. served in such capacity for the previous fiscal year. A representative of Sprouse & Anderson, L.L.P. will be present at the 2003 Annual Meeting, will be given the opportunity to make a statement, if he or she so desires, and will be available to respond to appropriate questions.

In the event ratification by the shareholders of the appointment of Sprouse & Anderson, L.L.P. as the Company’s independent public accountants is not obtained, the Board of Directors will reconsider such appointment.

 Vote Required

The affirmative vote of a majority of the votes present and voting at the 2003 Annual Meeting is required for approval of this proposal.

Board Recommendation

Our Board of Directors unanimously recommends a vote FOR the ratification of the appointment of Sprouse & Anderson, L.L.P. as the Company’s independent public accountants for the fiscal year ending December 31, 2003.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

Certain stockholders who share an address are being delivered only one copy of this Proxy Statement and the Company’s 2002 Annual Report on Form 10-KSB unless the Company or one of its mailing agents has received contrary instructions.

 Upon the written or oral request of a shareholder at a shared address to which a single copy of the Company’s Proxy Statement and 2002 Annual Report on Form 10-KSB was delivered, we will promptly deliver a separate copy of such documents to such shareholder. Written requests should be made to SI Diamond Technology, Inc., Attention: Chief Financial Officer, 3006 Longhorn Boulevard, Suite 107, Austin, Texas 78758 and oral requests may be made by calling Olga Tikhonski at (512) 339-5020, ext. 100. In addition, if such shareholder wishes to receive a separate copy of the Company’s proxy statement and annual report in the future, such shareholder should notify the Company either in writing addressed to the foregoing address or by calling the foregoing telephone number.

 Shareholders sharing an address who are receiving multiple copies of the Company’s proxy statements and annual reports may request delivery of a single copy of such proxy statements and annual reports by writing to the address above or calling the telephone number above.

 SHAREHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING

Proposals of shareholders that are intended for inclusion in the Company’s proxy statement relating to its 2004 annual meeting of shareholders must be received by the Company at its offices at 3006 Longhorn Boulevard, Suite 107, Austin, Texas 78758, not later than February 11, 2004 and must satisfy the conditions established by the Securities and Exchange Commission for shareholder proposals in order to be included in the Company’s proxy statement for that meeting.

TRANSACTION OF OTHER BUSINESS

 At the date of this Proxy Statement, the only business that the Board of Directors intends to present or knows that others will present at the meeting is as set forth above. If any other matter or matters are properly brought before the meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with the recommendation of the Board of Directors, or, if no recommendation is give, in their own discretion.

FORM 10-KSB

THE COMPANY WILL MAIL WITHOUT CHARGE, UPON WRITTEN REQUEST, A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002, INCLUDING THE FINANCIAL STATEMNENTS, SCHEDULES AND LIST OF EXHIBITS. REQUESTS SHOULD BE SENT TO THE COMPANY AT 3006 LONGHORN BOULEVARD, SUITE 107, AUSTIN, TEXAS, ATTN:DOUGLAS P. BAKER, CHIEF FINANCIAL OFFICER. THE ANNUAL REPORT ON FORM 10-KSB IS ALSO AVAILABLE AT WWW.SIDIAMOND.COM.

By Order of the Board of Directors, /s/ Marc W. Eller Marc W. Eller Chairman and Chief Executive Officer

Austin, Texas
May 12, 2003

       APPENDIX A

ARTICLES OF AMENDMENT

OF

SI DIAMOND TECHNOLOGY, INC.

Pursuant to the provisions of Article 4.04 of the Texas Business Corporation Act (the “Act”), SI Diamond Technology, Inc. (the “Corporation”), a corporation organized and existing under the laws of the State of Texas adopts the following Articles of Amendment to its Amended and Restated Articles of Incorporation.

1.          The name of the Corporation is SI Diamond Technology, Inc.

2.          The Amended and Restated Articles of Incorporation of the Corporation shall be amended by deleting replacing Article I and replacing it in its entirety as follows:

       “Article I

            The name of the Corporation is Nano-Proprietary, Inc.”

3.          This amendment was approved by the shareholders of the Corporation at a duly called and convened annual meeting held on June 10, 2003.

4.          The number of shares of the Corporation’s common stock outstanding and entitled to vote at the time of the adoption of this amendment was 84,124,636.

5.          The number of shares voting to approve this amendment was _________________, which was sufficient under the Act for the approval of such amendment.

6.          The said amendment does not involve any exchange, reclassification, or cancellation of issued shares of the Corporation.

7.          The said amendment does not involve a change in the amount of stated capital of the Corporation.

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be executed in its name and on its behalf by its Chief Financial Officer and attested by its Corporate Secretary on this __th day of June, 2003, hereby declaring and certifying that this is the act and deed of the Corporation and that the statements contained herein are affirmed as true under penalties of perjury.

SI DIAMOND TECHNOLOGY, INC. By:_______________________________________ Douglas P. Baker, Chief Financial Officer

A-1

APPENDIX B

SI DIAMOND TECHNOLOGY, INC.

Audit Committee Charter*

*******

As adopted Effective January 16, 2003

********

I.	Purpose

The Primary objective of the Audit Committee is to assist the Board of Directors of SI Diamond Technology, Inc. (the “Company”) in fulfilling its oversight responsibilities with respect to (a) the financial statements and other financial information provided by the Company to its shareholders, the public and others, (b) the Company’s compliance with legal and regulatory requirements, (c) the independent auditors’ qualifications and independence and (d) the performance of the Company’s independent auditors.Although the Audit Committee has the powers and responsibilities set forth in this Charter, the role of the Audit Committee is oversight.  The members of the Audit Committee are not full-time employees of the Company and may or may not be accountants or auditors by profession or experts in the fields of accounting or auditing and, in any event, do not serve in such capacity.  Consequently, it is not the duty of the Audit Committee to conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations.  These are the responsibilities of management and the independent auditors.

II.	Organization

Prior to the listing of the Company’s common stock on a national exchange, the Audit Committee shall be formed and maintained in accordance with the Section 10A of the Securities Exchange Act and all other related rules promulgated by the Securities and Exchange Commission.  Upon the listing of the Company’s common stock on a national exchange, the Audit Committee shall consist of three or more directors, each of whom shall satisfy the independence, financial literacy and experience requirements of Section 10A of the Securities Exchange Act, the rules of the particular national exchange that the Company is listed on and any other regulatory requirements.  The members of the Audit Committee shall be appointed by the Board of Directors of the Company. The Audit Committee may form and delegate authority to subcommittees when appropriate.

III.	Meetings

The Audit Committee shall meet at least four times per year on a quarterly basis, or more frequently as circumstances require.  As part of its job to foster open communication, the Audit Committee shall meet at least quarterly with management and the independent auditors in separate executive sessions to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately.

The members of the Audit Committee shall select a chair who will preside at each meeting of the Audit Committee and, in consultation with the other members of the Audit Committee, shall set the frequency and length of each meeting and the agenda of items to be addressed at each upcoming meeting.  In addition, at the first meeting of the Audit Committee to be held upon its formation and at each first meeting held following the annual meeting of shareholders (the “First Meeting”), the chair, in consultation with the other members of the Audit Committee, shall determine the list of items to be addressed by the Audit Committee during the coming year (the “Annual Agenda”).

The chair shall ensure that the agenda for each upcoming meeting of the Audit Committee is circulated to each member of the Audit Committee as well as each other director in advance of the meeting, and that the Annual Agenda is circulated to each member of the Audit Committee as well as each other director not later than five business days after it is finalized (which shall be not later than five business days after the First Meeting).

IV.	Authority and Responsibilities

In recognition of the fact that the independent auditors are ultimately accountable to the Audit Committee, the Audit Committee shall have the sole authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors (or to nominate the independent auditors for shareholder approval), and shall approve all audit engagement fees and terms and all non-audit engagements with the independent auditors.  The Audit Committee shall consult with management but shall not delegate these responsibilities.

To fulfill its responsibilities, the Audit Committee shall:

           With respect to the independent auditors:

  Be directly responsible for the appointment, compensation and oversight of the work of the independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing its audit report or related work.

  Have the sole authority to review in advance, and grant any appropriate pre-approvals, of (a) all auditing services to be provided by the independent auditors and (b) all non-audit services to be provided by the independent auditors as permitted by Section 10A of the Securities Exchange Act, and in connection therewith to approve all fees and other terms of engagement.  The Audit Committee shall also review and approve disclosures required to be included in Securities and Exchange Commission periodic reports filed under Section 13(a) of the Securities Exchange Commission of the Securities Exchange Act with respect to non-audit Services.
  Review on an annual basis the performance of the independent auditors.

  Ensure that the independent auditors submit to the Audit Committee on an annual basis a written statement consistent with Independent Standards Board Standard No. 1, discuss with the independent auditors any disclosed relationships or services that may impact the objectivity and independence of the independent auditors and satisfy itself as to the independent auditors’ independence.

  At least annually, obtain and review an annual report from the independent auditors describing (a) the independent auditors’ internal quality control procedures and (b) any material issues raised by the most recent internal quality control review or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, any steps taken to deal with any such issues.

  Confirm that the lead audit partner and the audit partner responsible for reviewing the audit, has not performed audit services for the Company for each of the five previous fiscal years.

  Review all reports required to be submitted by the independent auditors to the Audit Committee under Section 10A of the Securities Exchange Act.

  Review, based upon the recommendation of the independent auditors, the scope and plan of the work to be done by the independent auditors.

With respect to the annual financial statements:

  Review and discuss with management and the independent auditors the Company’s annual audited financial statements, including disclosures made in “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

  Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, relating to the conduct of the audit.

  Recommend to the Board, if appropriate, that the Company’s annual audited financial statements be included in the Company’s annual report on Form 10-KSB for filing with the Securities and Exchange Commission.

  Prepare the report required by the Securities and Exchange Commission to be included in the Company’s annual proxy statement and any other reports of the Audit Committee required by applicable securities laws or stock exchange listing requirements or rules.

With respect to the quarterly financial statements:

  Review and discuss with management and the independent auditors the Company’s quarterly financial statements, including disclosures made in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the independent auditors’ review of the quarterly financial statements, prior to submission to stockholders, any governmental body, any stock exchange or the public.

Annual Reviews:

  Obtain and review an annual report from management relating to the accounting principles used in the preparation of the Company’s financial statements, including those policies for which management is required to exercise discretion or judgments regarding the implementation thereof.

Periodic reviews:

  Periodically review separately with each of management and the independent auditors (a) any significant disagreement between management and the independent auditors in connection with the preparation of the financial statements, (b) any difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information and (c) managements response to each.

  Periodically discuss with the independent auditors, without management being present, (a) their judgments about the quality and appropriateness of the Company’s accounting principles and financial disclosure practices as applied in its financial reporting and (b) the completeness and accuracy of the Company’s financial statements.

  Consider and approve, if appropriate, significant changes to the Company’s accounting principles and financial disclosure practices and suggested by the independent auditors and management.  Review with the independent auditors and management at appropriate intervals, the extent to which any changes or improvements in accounting or financial practices, as approved by the Audit Committee, have been implemented.

  Review and discuss with management, the independent auditors and the Company’s in-house and independent counsel, as appropriate, any legal, regulatory or compliance matters that could have a significant impact on the Company’s financial statements, including applicable changes in accounting standards or rules.

  Review and discuss with management, the independent auditors and the Company’s in-house and independent counsel on any issues that management and the independent auditors propose to address through the SEC’s pre-clearance process.

  Review and discuss with management and the independent auditors, the Company’s critical accounting policies that have the greatest effects on the Company’s financial statements and all alternative accounting treatments.

  Review, discuss and challenge management and the independent auditors in identifying the difficult areas (e.g. significant estimates and judgments) and to explain fully how they each made their judgments in those areas.

  Review and discuss with management and the independent auditors proposed significant, complex and/or unusual transactions and their financial statement effects.

  If applicable, understand why management did not correct audit differences that were identified and what the effects would be on the financial statements if those differences were corrected in the current period.

  Review and understand significant balance sheet changes in trends or important financial relationships.

  Review and understand the business need for significant related party transactions and whether they have been properly disclosed.

  Review and understand any new or proposed accounting and auditing topics affecting the Company.

Discussions with management:

  Review and discuss with management the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information.  Also consider using Financial Executives International/National Investor Relations Institute guidelines (available at www.fei.org or www.niri.org) as well as financial information and earnings guidance provided to analysts and rating agencies.

  Review and discuss with management all material off-balance sheet transactions, arrangements, obligations (including contingent obligations) and other relationships of the Company with unconsolidated entities or other persons, that may have a material current or future effect on financial condition, changes in financial condition, results of operations, liquidity, capital resources, capital reserves or significant components of revenues or expenses.

  Review and discuss with management the Company’s major risk exposures and the steps management has taken to monitor, control and manage such exposures, including the Company’s risk assessment and risk management guidelines and policies.

With respect to the internal controls:

  In consultation with the independent auditors, review the adequacy of the Company’s internal control structure and procedures designed to insure compliance with laws and regulations.

  Establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by employees of the Company of concerns regarding the questionable accounting or auditing matters.

  Review (i) the internal control report prepared by management, including management’s assessment of the effectiveness of the Company’s internal control structure and procedures for financial reporting and (ii) the independent auditors’ attestation, and report, on the assessment made by management.

Other:

  Review and approval all related-party transactions.

  Review and approve (a) any change or waiver in the Company’s code of ethics for senior financial officers and (b) any disclosure made on Form 8-K regarding such change or waiver.

  Establish a policy addressing the Company’s hiring of employees or former employees of independent auditors who were engaged on the Company’s account.

  Review and reassess the adequacy of this Charter annually and recommend to the Board any changes deemed appropriate by the Audit Committee.

  Review its own performance annually.

  Report regularly to the Board.

  Perform any other activities consistent with this Charter, the Company’s by-laws and governing law, as the Audit Committee or the Board of Directors deems necessary or appropriate.

V.        Resources

The Audit Committee shall have the authority to retain independent legal, accounting and other consultants to advise the Audit Committee.  The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Audit Committee shall determine the extend of funding necessary for payment of compensation to the independent auditors for the purpose of rendering or issuing the annual audit report and to any independent legal, accounting and other consultants retained to advise the Audit Committee.

SI DIAMOND TECHNOLOGY, INC.
PROXY SOLICITED BY THE BOARD OF DIRECTORS OF SI DIAMOND TECHNOLOGY, INC.
FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 10, 2003

The undersigned shareholder(s) of SI Diamond Technology, Inc., a Texas corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated May 12, 2003. The undersigned hereby appoints MARC W. ELLER and DOUGLAS P. BAKER, or either of them, each with power of substitution and revocation, as the proxy or proxies of the undersigned to represent the undersigned and vote all shares of the common stock that the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of SI Diamond Technology, Inc., to be held at the Renaissance – Austin Hotel, 9721 Arboretum Boulevard, Austin, Texas 78759 on June 10, 2003, at 10:00 a.m. Central Daylight Time, and at any adjournments thereof, upon the matters set forth and more fully described in the Notice and Proxy Statement for said Annual Meeting and upon all other matters that may properly come before said Annual Meeting.

☒ PLEASE MARK VOTES AS IN THIS EXAMPLE.
THE SHARES COVERED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE CHOICES MADE. WHEN NO CHOICE IS MADE, THIS PROXY WILL BE VOTED “FOR“ PROPOSALS 1, 2, 3, 4, AND 5, AND ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AS RECOMMENDED BY THE BOARD OF DIRECTORS, OR IF NO RECOMMENDATION IS GIVEN, IN THE PROXIES OWN DISCRETION.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3, 4 AND 5.

	FOR THE NOMINEES LISTED IN CLASS I (EXCEPT AS INDICATED BELOW)	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED IN CLASS I
1. ELECTION OF CLASS I DIRECTORS: Charles C. Bailey, David R. Sincox	☐	☐
Instruction: To withhold authority to vote for any nominee for Class I, write that nominee’s name(s) in this space:

	FOR THE NOMINEES LISTED IN CLASS II (EXCEPT AS INDICATED BELOW)	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED IN CLASS II
2. ELECTION OF CLASS II DIRECTORS: Eddie Lee, Dr. Robert Ronstadt, Dr. Zvi Yaniv	☐	☐

Instruction: To withhold authority to vote for any nominee for Class II, write that nominee’s name(s) in this space:

CONTINUED ON REVERSE SIDE

	FOR THE NOMINEES LISTED IN CLASS III (EXCEPT AS INDICATED BELOW)	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED IN CLASS III
3. ELECTION OF CLASS III DIRECTORS: Ronald J. Berman, Marc W. Eller	☐	☐
Instruction: To withhold authority to vote for any nominee for Class III, write that nominee’s name(s) in this space:

	FOR	AGAINST	ABSTAIN
4. TO APPROVE THE AMENDMENT TO CHANGE THE COMPANY’S NAME TO NANO-PROPRIETARY, INC.	☐	☐	☐
5. TO APPROVE THE APPOINTMENT OF SPROUSE & ANDERSON, L.L.P. AS AUDITOR FOR FISCAL YEAR 2003	☐	☐	☐
MARK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING	☐
MARK HERE FOR ADDRESS CHANGE AND NOTE AT RIGHT	☐

Each shareholder giving a proxy has the power to revoke it at any time before the shares it represents are voted. Revocation of a proxy is effective upon receipt by our Corporate Secretary, at or prior to the Annual Meeting, of either (i) an instrument revoking the proxy or (ii) a duly executed proxy bearing a later date. Additionally, a shareholder may change or revoke a previously executed proxy by attending the Annual Meeting and requesting to vote in person. Attendance at the Annual Meeting will not by itself revoke a previously granted proxy.

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Dated:________________________________________

_____________________________________________
Signature

_____________________________________________
Signature, if held jointly

Important: Please sign exactly as name appears on this proxy.
When signing as Attorney, executor, trustee, guardian, corporate offier, etc., please indicate full title. Both joint tenants must sign.